UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04919

UBS Series Trust

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1. Reports to Stockholders.

UBS Series Trust
U.S. Allocation Portfolio
Annual Report
December 31, 2007

UBS Series Trust—U.S. Allocation Portfolio

February 15, 2008

Dear contract owner,
This report provides an overview of the UBS Series Trust—U.S. Allocation Portfolio for the twelve months ended December 31, 2007.

Performance
During the twelve months ended December 31, 2007, the Portfolio’s Class H shares returned 2.19%. Since the Portfolio invests in both stocks and bonds, we feel it is appropriate to compare the Portfolio’s performance to the U.S. Allocation Fund Index** (the “Index”), which returned 5.68% over the same time period. By contrast, the S&P 500 Index, which tracks large cap US equities, returned 5.49% during the reporting period. (For Class H and Class I returns over various time periods, please refer to “Performance at a glance” on page 11.)	UBS Series Trust—U.S.
Allocation Portfolio

Investment goal:
Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:
Portfolio Management Team, including Edwin M. Denson* UBS Global Asset Management (Americas) Inc.

Commencement:
Class H—September 28, 1998
Class I—January 5, 1999

Dividend payments:
Annually

An interview with Lead Portfolio Manager Edwin M. Denson
Q.	Can you describe the economic environment during the reporting period?
A.	While it was fairly resilient during much of the reporting period, the US economy weakened toward the end of 2007. US gross domestic product (“GDP”) expanded only 0.6% during the first quarter of 2007. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and tepid business spending.

The economy then picked up steam in the second quarter, boosted by improving manufacturing activity. During this period, GDP growth was

*	A portfolio management change occurred at the end of the reporting period. Effective December 31, 2007, Edwin Denson assumed the duties of Lead Portfolio Manager, replacing Brian Singer.

**	An unmanaged index compiled by the advisor, constructed as follows: from September 28, 1998 (Portfolio’s inception) until February 29, 2004:100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Index; from June 1, 2005 until present: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Constrained Index.

UBS Series Trust—U.S. Allocation Portfolio

a solid 3.8%. The Commerce Department then reported that third quarter GDP growth was 4.9%. This was due, in part, to strong consumer spending and increased exports. However, advance estimates for the GDP growth rate in the fourth quarter fell back to the first quarter level, just 0.6%. The combined effects of the weak housing market, issues related to subprime mortgages and tighter credit conditions negatively impacted the overall economy.

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. However, as the problems and fallout from subprime mortgages escalated, the Fed became more concerned about these issues. As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in an effort to facilitate normal market operations.

In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the federal funds rate since June 2003.

The Fed again lowered the fed funds rate in October and December 2007, bringing it to 4.25% by the end of the year. In January 2008, after the reporting period had ended, the Fed cut the rate twice within nine days. On January 22nd, it reduced the rate by 0.75%. This was followed by another 0.50% cut on January 30th, bringing the fed funds rate to 3.00%, the lowest level since May 2005.

In its statement released in conjunction with this rate cut, the Fed stated: “Financial markets remain under considerable stress, and credit has tightened further for some businesses and households. Moreover, recent information indicates a deepening of the housing contraction as well as some softening in labor markets.”

Q.	How did the stock market perform during the reporting period?
A.	The US stock market was extremely volatile during the reporting period. Generally posting positive returns early in the year, US equity prices fell sharply in June and July 2007. This was largely due to troubles in the

UBS Series Trust—U.S. Allocation Portfolio

housing market. In addition, inflationary pressures led to concerns that the Fed would not cut interest rates in the near future.

US stock prices then began to rise in late August 2007 and continued to do so through October. This rebound was triggered by the Fed’s lowering of interest rates in an attempt to alleviate the credit crunch and avert a recession. Hopes that the market’s rally would continue ended suddenly in November. Lackluster third quarter corporate profits, surging oil prices and the continued fallout from the subprime mortgage market caused the S&P 500 Index (the “Index”) to fall 10% from its peak in October. This 10% decline, often referred to as a “correction,” was the first such occurrence since 2003. Stocks finished the year with a modest decline in December. All told, the Index returned 5.49% over the 12-month reporting period.

Q.	Did the bond market generate positive results as well during the reporting period?
A.	As was the case with the US stock market, bond prices also fluctuated during the reporting period. Bond prices gyrated early in the reporting period, given changing expectations regarding economic growth, inflation and future Fed monetary policies. Issues related to the bursting of the housing bubble and subprime mortgage meltdown triggered several “flights to quality” in 2007. During those times, investors flocked to high quality government bonds, which they perceived to be safer than lower quality fixed income securities.

During the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields moved from 4.71% to 4.04%. The overall bond market, as measured by the Lehman Brothers US Aggregate Index, returned 6.97% in 2007.

Q.	How was the Portfolio allocated at the end of the reporting period?
A.	When the 12-month reporting period began, the Portfolio’s assets were allocated as follows: 66% was invested in US equities; 32% was invested in US bonds; and 2% was invested in cash equivalents. As of the end of the reporting period, the Portfolio’s allocation was similar, with 65% invested in US equities, a 1% decrease; 33% invested in US bonds, a 1% increase; and 2% was invested in cash equivalents.

UBS Series Trust—U.S. Allocation Portfolio

In the second quarter of 2007, we took advantage of the selloff in the bond market by increasing the Portfolio’s exposure to bonds slightly and reducing our position in cash equivalents. This had a negative impact on performance later in the reporting period. However, in our opinion, the selloff in bonds increased the attractiveness of the fixed income asset classes relative to cash, warranting a change in strategy.

In the third quarter of 2007, the lack of liquidity in the credit markets—and the spillover into the high yield market—reduced what we believed to be the longstanding overvaluation of this asset class significantly. At the same time, a flight to quality caused the US Treasury bond market to become slightly overvalued, in our opinion.

This provided us with an opportunity to gain exposure to high yield debt, and we reduced the Portfolio’s exposure to investment grade debt in order to do so. The selloff in equities that occurred as the credit market tightened led us to increase our exposure slightly to US equities at that time. To fund this, we further reduced our exposure to US investment grade bonds. Ultimately, however, increasing the Fund’s exposure to equities hindered performance when the selected securities posted weak returns.

Q.	Which equity selections performed well during the year and which areas produced disappointing results?
A.	During the 12 months ended December 31, 2007, we had positive contributions from outperformers, such as The Bank of New York Mellon Corp., oil giant Exxon Mobil Corp. and pharmaceutical benefit manager Medco Health Solutions, Inc. Our holding in Amazon.com also benefited performance as its shares moved sharply higher before being sold at the end of the reporting period. Elsewhere, our exposure to Costco Wholesale Corp. enhanced results as it outperformed the overall market in 2007.

However, on the downside, industry factors and stock selection detracted from overall results. The primary culprits at the stock level were our exposure to weak performing Sprint Nextel Corp. and not owning strong performer Apple, Inc. Other stocks we owned that generated disappointing performance during the year included Symantec Corp., Sysco Corp. and FedEx Corp. From an industry perspective, aspects of our portfolio positioning that detracted from results included our overweight to financials and underweights to energy, materials and industries such as aerospace and defense.

UBS Series Trust—U.S. Allocation Portfolio

Q.	How did you manage the Portfolio’s fixed income exposure during the reporting period?
A.	We kept the Portfolio’s duration slightly shorter than the benchmark for most of the reporting period. (Duration measures a portfolio’s sensitivity to changes in interest rates.) In the first half of the reporting period, we maintained an underweight duration exposure to the five- to 10-year part of the yield curve, expecting the yield in this area to rise relative to the short end of the curve.

In the middle of the reporting period, we extended the Portfolio’s duration to a neutral position. This reflected our belief that market sentiment and pricing had moved within our fair value estimates. We maintained this position until the end of November, when we moved to a slightly underweight duration. In total, our duration positioning had a neutral impact on performance.

Given the flights to quality during the summer and in November 2007, the non-Treasury sectors performed poorly during the second half of the reporting period. In particular, the fallout from the subprime meltdown negatively impacted the performance of the Portfolio’s positions in mortgages, asset-backed securities and commercial mortgage-backed securities. Overall, our security selection in the fixed-income portion of the portfolio detracted from performance.

In terms of the Portfolio’s high yield component, we took a conservative stance during the first half of the reporting period, as we felt the sector was overvalued. Our approach detracted from performance during that time, but benefited the Portfolio during the second half of the period as high yield prices declined sharply. As discussed, we viewed this selloff as an opportunity, and increased the Portfolio’s exposure to the high yield bond asset class during the fourth quarter.

Q.	What is your outlook for the markets and the Portfolio?
A.	In our view, US equities are within fair value range at the time of this writing. We believe that the Portfolio’s equity performance in 2008 will be influenced by its overweight positioning within the financial sector, and its underweights to the energy and materials sectors.

In the investment grade fixed income component of the Portfolio, we continue to seek attractive opportunities. The markets are priced for continuing uncertainty and a challenging economic environment in the US. Looking forward, we expect the bond markets to improve, as liquidity conditions ease and investors eventually price in a more balanced risk perspective.

UBS Series Trust—U.S. Allocation Portfolio

Finally, the high yield component of the Portfolio was positioned more conservatively during the fourth quarter, concentrating on issuer-specific situations offering what we believed to be superior relative value. These include meaningful holdings in short-dated (one year or less) commercial paper that, while having ratings that are in some cases investment grade, carry yields that are more in line with distressed high yield securities. Our thesis for owning these credits is based on our belief that these companies have ample liquidity, and are able to weather near-term market conditions.

UBS Series Trust—U.S. Allocation Portfolio

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS Series Trust—U.S. Allocation Portfolio
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Edwin M. Denson, PhD.
Lead Portfolio Manager
Senior Asset Allocation Analyst
UBS Series Trust—U.S. Allocation Portfolio
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent or results. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Series Trust—U.S. Allocation Portfolio

Understanding your Portfolio’s expenses (unaudited)
As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution fees (if applicable) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as contract level charges that may be applicable to variable annuity contracts. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS Series Trust—U.S. Allocation Portfolio

Understanding your Portfolio’s expenses (unaudited) (concluded)

		Beginning	Ending	Expenses paid
		account value	account value	during period(1)
		July 1, 2007	December 31, 2007	07/01/07 to 12/31/07

Class H	Actual	$1,000.00	$969.60	$5.06

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,020.06	5.19

Class I	Actual	1,000.00	968.40	6.30

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,018.80	6.46

(1)	Expenses are equal to the Portfolio’s annualized expense ratios: Class H: 1.02%, Class I: 1.27%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS Series Trust—U.S. Allocation Portfolio

Comparison of the change in value of a $10,000 investment in UBS Series Trust—U.S. Allocation Portfolio (Class H), the S&P 500 Index(1) and the U.S. Allocation Fund Index(2), from September 28, 1998 (inception of the Fund’s Class H shares) through December 31, 2007.

(1)	The S&P 500 Index is an unmanaged weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment.

(2)	An unmanaged index (formerly known as the U.S. Tactical Allocation Fund Index) compiled by the advisor, constructed as follows: from September 28, 1998 (Portfolio’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Index; from June 1, 2005 until present: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Constrained Index.

The performance of Class I shares will vary from the performance of Class H shares based on different fees paid by shareholders investing in the different share classes. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates and does not reflect separate account charges applicable to variable annuity contracts. Current performance may be higher or lower than the performance data quoted. It is important to note that the Portfolio is a professionally managed mutual fund, while the indexes are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS Series Trust—U.S. Allocation Portfolio

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/07
			Since
	1 year	5 years	inception(1)

Class H(2)	2.19%	11.40%	5.82%

Class I(2)	1.90	11.13	3.17

S&P500 Index(3)	5.49	12.83	5.38

U.S. Allocation Fund Index(4)	5.68	11.95	4.94

(1)	Since inception returns are calculated as of the commencement of issuance on September 28, 1998 for Class H shares and January 5, 1999 for Class I shares. Since inception returns for the S&P 500 Index and the U.S. Allocation Fund Index are calculated as of September 28, 1998, which is the inception date of the oldest share class (Class H).

(2)	Class H and Class I shares do not bear initial or contingent deferred sales charges. Class I shares bear ongoing distribution fees; Class H shares do not bear similar fees .

(3)	The S&P 500 Index is an unmanaged weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment.

(4)	An unmanaged index (formerly known as the U.S. Tactical Allocation Fund Index) compiled by the advisor, constructed as follows: from September 28, 1998 (Portfolio’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Index; from June 1, 2005 until present: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Constrained Index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates and does not reflect separate account charges applicable to variable annuity contracts. Current performance may be higher or lower than the performance data quoted.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio statistics (unaudited)

Characteristics	12/31/07	06/30/07	12/31/06

Net assets (mm)	$34.8	$40.5	$46.6

Number of securities	196	165	171

Portfolio composition(1)	12/31/07	06/30/07	12/31/06

Common stocks(2)	65.3%	68.9%	66.2%

Bonds(3)	32.8	30.6	32.1

Cash equivalents and other
assets less liabilities	1.9	0.5	1.7

Total	100.0%	100.0%	100.0%

Top five equity sectors(1)	12/31/07		06/30/07		12/31/06

Financials	11.6%		14.4%		16.3%

Health care	10.6		9.7		9.8

Consumer discretionary	9.3		11.3		9.4

Information technology	8.2		9.8		8.2

Industrials	7.7		7.3		6.3

Total	47.4%		52.5%		50.0%

Top ten equity securities(1)	12/31/07		06/30/07		12/31/06

Exelon	2.1%	Citigroup	2.6%	Citigroup	3.0%

General Electric	2.0	Morgan Stanley	2.4	Morgan Stanley	2.6

Intel	1.9	Wells Fargo	2.1	Microsoft	2.3

Wells Fargo	1.8	Microsoft	1.9	Wells Fargo	2.0

Citigroup	1.7	Exelon	1.9	Exelon	1.7

				American
Morgan Stanley	1.6	Intel	1.7	International Group	1.5

Wyeth	1.5	Wyeth	1.7	Allergan	1.5

Microsoft	1.5	General Electric	1.7	Wyeth	1.4

Allergan	1.4	Mellon Financial	1.4	Mellon Financial	1.4

Merck	1.3	Johnson Controls	1.4	Johnson Controls	1.3

Total	16.8%		18.8%		18.7%

(1)	Weightings represent percentages of the Portfolio’s net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.
(2)	Weightings include investment company holding of UBS U.S. Small Cap Equity Relationship Fund.
(3)	Weightings include investment company holding of UBS High Yield Relationship Fund.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio statistics (unaudited) (continued)

Fixed income
sector allocation(1)	12/31/07	06/30/07	12/31/06

Mortgage & agency debt securities	11.0%	12.1%	12.6%

Corporate bonds	5.4	5.8	5.7

US government obligations	5.2	4.9	7.4

Commercial mortgage-backed securities	3.8	3.2	2.8

Asset-backed securities	1.7	1.7	1.2

Collateralized debt obligation	0.4	0.4	0.3

Total	27.5%	28.1%	30.0%

(1)	Weightings represent percentages of the Portfolio’s net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio statistics (unaudited) (concluded)

Top ten fixed
income securities(1)	12/31/07		06/30/07		12/31/06

FNMA		FNMA		US Treasury
Certificates, 6.500%		Certificates, 6.500%		Notes, 4.875%
due 01/01/36	1.4%	due 01/01/36	1.3%	due 10/31/08	1.5%

US Treasury		US Treasury		FNMA
Notes, 4.875%		Bonds, 6.250%		Certificates, 6.500%
due 06/30/12	1.4	due 05/15/30	1.3	due 12/01/29	1.3

US Treasury		US Treasury		US Treasury
Bonds, 6.250%		Bonds, 6.250%		Bonds, 6.250%
due 08/15/23	1.0	due 08/15/23	1.2	due 08/15/23	1.2

US Treasury		US Treasury		US Treasury
Notes, 4.875%		Bonds, 4.750%		Notes, 4.875%
due 06/30/09	0.9	due 02/15/37	1.2	due 05/15/09	1.1

Federal Home
US Treasury		Loan Bank		GNMA
Bonds, 4.750%		Certificates, 5.500%		Certificates, 6.000%
due 02/15/37	0.9	due 08/13/14	1.0	due 07/15/29	1.0

Asset Securitization
Corp., Series
Ford Motor		1995-MD4,		US Treasury
Credit Co, 5.800%		Class A3, 7.384%		Notes, 4.875%
due 01/12/09	0.7	due 08/13/29	1.0	due 08/31/08	0.9

JP Morgan Chase
Commercial Mortgage				Asset Securitization
Securities Corp.,				Corp., Series
Series 2005-LDP5,		FNMA		1995-MD4,
Class A4, 5.179%		Certificates, 5.500%		Class A3, 7.384%
due 12/15/44	0.7	due 07/01/33	0.7	due 08/13/29	0.9

US Treasury
FHMLC		US Treasury		Inflation Index
Certificates, 5.500%		Notes, 4.750%		Notes, 2.000%
due 07/01/37	0.6	due 12/31/08	0.7	due 01/15/16	0.8

FHLMC REMIC,
FNMA		Ford Motor		Series 3149,
Certificates, 5.500%		Credit Co., 5.800%		Class PC, 6.000%
due 04/01/37	0.6	due 01/12/09	0.6	due 10/15/31	0.7

Hilton Hotel Pool
Trust, Series 2000-HLTA,		General Electric		FNMA
Class A1, 7.055%		Capital Corp., 6.000%		Certificates, 5.500%
due 10/03/15	0.6	due 06/15/12	0.6	due 07/01/33	0.7

Total	8.8%		9.6%		10.1%

(1)	Weightings represent percentages of the Portfolio’s net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

Common stocks—60.47%

	Number of
Security description	shares	Value

Air freight & couriers—1.36%
FedEx Corp.	3,800	$338,846

Ryder System, Inc.	2,900	136,329

		475,175

Auto components—1.94%
BorgWarner, Inc.	6,700	324,347

Johnson Controls, Inc.	9,800	353,192

		677,539

Banks—4.61%
City National Corp.	1,400	83,370

Fifth Third Bancorp	11,200	281,456

PNC Financial Services Group	2,500	164,125

The Bank of New York Mellon Corp.	9,400	458,344

Wells Fargo & Co.	20,500	618,895
		1,606,190

Beverages—1.00%
Anheuser-Busch Cos., Inc.	3,200	167,488

Constellation Brands, Inc., Class A*	7,700	182,028

		349,516

Biotechnology—1.43%
Amgen, Inc.*	1,400	65,016

Genzyme Corp.*	5,800	431,752

		496,768

Building products—0.99%
Masco Corp.	16,000	345,760

Computers & peripherals—1.14%
Dell, Inc.*	8,300	203,433

Lexmark International, Inc., Class A*	2,100	73,206

Network Appliance, Inc.*	4,800	119,808

		396,447

	Number of
Security description	shares	Value

Diversified financials—5.58%
Citigroup, Inc.	19,700	$579,968

Discover Financial Services	8,850	133,458

Federal Home Loan Mortgage Corp.	7,900	269,153

JP Morgan Chase & Co.	5,700	248,805

Morgan Stanley	10,800	573,588

Principal Financial Group, Inc.	1,200	82,608

The Blackstone Group LP	2,497	55,259

		1,942,839

Diversified telecommunication services—1.96%
AT&T, Inc.	8,100	336,636

Sprint Nextel Corp.	26,488	347,787

		684,423

Electric utilities—3.03%
American Electric Power Co., Inc.	4,500	209,520

Exelon Corp.	9,100	742,924

Pepco Holdings, Inc.	3,500	102,655

		1,055,099

Energy equipment & services—1.81%
ENSCO International, Inc.	3,000	178,860

Halliburton Co.	11,900	451,129

		629,989

Food & drug retailing—0.75%
Sysco Corp.	8,400	262,164

Gas utilities—1.06%
NiSource, Inc.	5,400	102,006

Sempra Energy	4,300	266,084

		368,090

UBS Series Trust—U.S. Allocation Portfolio
Portfolio of investments—December 31, 2007

Common stocks—(continued)

	Number of
Security description	shares	Value

Health care equipment & supplies—1.08%
Medtronic, Inc.	6,200	$311,674

Millipore Corp.*	900	65,862

		377,536

Health care providers & services—0.97%
DaVita, Inc.*	1,200	67,620

Pharmaceutical Product Development, Inc.	2,200	88,814

UnitedHealth Group, Inc.	3,100	180,420

		336,854

Hotels, restaurants & leisure—1.38%
Carnival Corp.	7,400	329,226

Royal Caribbean Cruises Ltd.	3,600	152,784

		482,010

Household durables—0.52%
Fortune Brands, Inc.	2,500	180,900

Industrial conglomerates—2.03%
General Electric Co.	19,100	708,037

Insurance—1.55%
AFLAC, Inc.	5,300	331,939

Hartford Financial Services Group, Inc.	2,400	209,256

		541,195

Leisure equipment & products—0.27%
Harley-Davidson, Inc.	2,000	93,420

Machinery—2.03%
Illinois Tool Works, Inc.	8,400	449,736

PACCAR, Inc.	4,750	258,780

		708,516

Media—3.51%
Comcast Corp., Class A*	10,000	182,600

Interpublic Group of Cos., Inc.*	16,500	133,815

	Number of
Security description	shares	Value

Media—(concluded)
McGraw-Hill Cos., Inc.	2,200	$96,382

News Corp., Class A	10,300	211,047

Omnicom Group, Inc.	5,100	242,403

R.H. Donnelley Corp.*	4,120	150,298

Viacom, Inc., Class B*	4,700	206,424

		1,222,969

Metals & mining—1.26%
Patriot Coal Corp.*	330	13,774

Peabody Energy Corp.	6,900	425,316

		439,090

Multi-line retail—1.14%
Costco Wholesale Corp.	3,100	216,256

Target Corp.	3,600	180,000

		396,256

Oil & gas—2.08%
Chevron Corp.	1,800	167,994

EOG Resources, Inc.	3,700	330,225

Exxon Mobil Corp.	2,400	224,856

		723,075

Pharmaceuticals—7.16%
Allergan, Inc.	7,600	488,224

Bristol-Myers Squibb Co.	4,700	124,644

Cephalon, Inc.*	1,300	93,288

Johnson & Johnson	6,100	406,870

Medco Health Solutions, Inc.*	2,600	263,640

Merck & Co., Inc.	8,000	464,880

Schering-Plough Corp.	4,500	119,880

Wyeth	12,100	534,699

		2,496,125

Road & rail—1.27%
Burlington Northern Santa Fe Corp.	5,300	441,119

16

UBS Series Trust—U.S. Allocation Portfolio
Portfolio of investments—December 31, 2007

Common stocks—(concluded)

	Number of
Security description	shares	Value

Semiconductor equipment & products—3.92%
Analog Devices, Inc.	10,900	$345,530

Intel Corp.	25,200	671,832

Linear Technology Corp.	5,000	159,150

Xilinx, Inc.	8,700	190,269

		1,366,781

Software—3.14%
Intuit, Inc.*	5,300	167,533

Microsoft Corp.	14,900	530,440

Red Hat, Inc.*	2,900	60,436

Symantec Corp.*	20,863	336,729

		1,095,138

	Number of
Security description	shares	Value

Specialty retail—0.17%
Chico’s FAS, Inc.*	6,500	$58,695

Textiles & apparel—0.33%
Coach, Inc.*	3,700	113,146

Total common stocks
(cost—$19,420,589)		21,070,861

17

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

	Face
	amount	Value

US government obligations—5.20%

US Treasury Bonds,
4.750%, due 02/15/37	$285,000	$298,270

6.250%, due 08/15/23	290,000	347,207

8.125%, due 08/15/19	10,000	13,480

US Treasury Inflation Index Bonds (TIPS),
2.375%, due 01/15/27	124,319	131,467

US Treasury Notes,
3.625%, due 10/31/09	95,000	95,935

4.625%, due 11/15/16	140,000	146,617

4.875%, due 06/30/09	295,000	302,560

4.875%, due 06/30/12	450,000	477,281

Total US government obligations (cost—$1,780,461)		1,812,817

Mortgage & agency debt securities—11.03%

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-1, Class 4A1,
5.351%, due 03/25/35	53,577	53,058

Series 2007-3, Class 2A1,
5.643%, due 05/25/47	98,419	97,815

CS First Boston Mortgage Securities Corp.,
Series 2005-11, Class 4A1,
7.000%, due 12/25/35	169,379	168,578

Federal Home Loan Mortgage Corporation Certificates ARM,
5.197%, due 05/01/37	95,119	95,769

Federal Home Loan Mortgage Corporation Certificates,
4.500%, due 06/01/21	102,292	100,522

4.500%, due 12/01/34	203,639	192,578

4.750%, due 03/05/12	135,000	139,368

5.500%, due 03/01/37	95,814	95,616

5.500%, due 07/01/37	219,831	219,377

5.600%, due 10/17/13	100,000	100,914

Federal National Mortgage Association Certificates ARM,
4.627%, due 09/01/35	112,828	111,540

Federal National Mortgage Association Certificates,
5.500%, due 10/01/17	91,014	92,390

5.500%, due 01/01/34	114,513	114,597

5.500%, due 11/01/34	194,062	194,195

5.500%, due 04/01/37	216,908	216,664

18

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Mortgage & agency debt securities—(concluded)

6.070%, due 05/12/16	$105,000	$105,427

6.500%, due 01/01/36	464,678	481,637

FNMA REMIC,
Series 2001-T4, Class A1,
7.500%, due 07/25/41	142,160	150,924

Series 2002-T19, Class A1,
6.500%, due 07/25/42	172,489	180,883

Government National Mortgage Association Certificates,
6.500%, due 04/15/31	94,443	98,011

JP Morgan Alternative Loan Trust,
Series 2006-A4, Class A7,
6.300%, due 09/25/36	175,000	163,052

Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-3, Class B,
5.525%, due 07/12/46(1)	25,000	22,620

Series 2007-8, Class C,
6.156%, due 08/12/49(1)	25,000	23,057

MLCC Mortgage Investors, Inc.,
Series 2006-2, Class 4A,
5.797%, due 05/25/36(1)	155,836	155,350

WAMU Mortgage Pass-Through Certificates,
Series 2007-HY1, Class 3A3,
5.883%, due 02/25/37(1)	100,000	100,234

Series 2007-HY7, Class 2A2,
5.880%, due 07/25/37(1)	92,303	92,110

Series 2007-HY7, Class 3A1,
5.914%, due 07/25/37(1)	120,792	120,236

Wells Fargo Mortgage Backed Securities Trust,
Series 2007-11, Class B1,
6.000%, due 08/25/37	124,697	108,463

Series 2007-AR4, Class A1,
6.032%, due 08/25/37	46,528	46,563

Total mortgage & agency debt securities (cost—$3,839,398)		3,841,548

Commercial mortgage-backed securities—3.83%

Banc of America Commercial Mortgage, Inc.,
Series 2006-2, Class B,
5.775%, due 05/10/45(1)	25,000	23,674

Series 2006-5, Class B,
5.463%, due 09/10/47	25,000	22,934

		19

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Commercial mortgage-backed securities—(continued)

Series 2007-4, Class A4,
5.936%, due 02/10/51(1)	$50,000	$51,556

Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3,
5.723%, due 03/15/49(1)	50,000	51,624

Series 2006-C5, Class A4,
5.431%, due 10/15/49	50,000	50,286

Series 2007-C6, Class A4,
5.700%, due 12/10/49(1)	75,000	77,121

Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD4, Class B,
5.447%, due 12/11/49(1)	25,000	22,474

Credit Suisse Mortgage Capital Certificates,
Series 2006-C3, Class B,
6.021%, due 06/15/38	25,000	23,701

GE Capital Commercial Mortgage Corp.,
Series 2006-C1, Class A4,
5.339%, due 03/10/44(1)	75,000	75,589

GS Mortgage Securities Corp. II,
Series 2006-RR2, Class A1,
5.812%, due 06/23/46(1),(2)	150,000	134,282

Series 2007-GG10, Class C,
5.799%, due 08/10/45(1)	25,000	22,766

Hilton Hotel Pool Trust,
Series 2000-HLTA, Class A1,
7.055%, due 10/03/15(2)	200,078	208,332

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP5, Class A4,
5.179%, due 12/15/44(1)	230,000	229,041

Series 2006-LDP8, Class A4,
5.399%, due 05/15/45	75,000	75,300

Series 2006-LDP8, Class B,
5.520%, due 05/15/45	25,000	22,733

Merrill Lynch Mortgage Trust,
Series 2007-C1, Class B,
6.022%, due 06/12/50	25,000	22,876

Morgan Stanley Capital I,
Series 2007-IQ16, Class A4,
5.809%, due 12/12/49	45,000	46,312

20

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Commercial mortgage-backed securities—(concluded)

Morgan Stanley Mortgage Loan Trust,
Series 2006-1AR, Class 2A,
5.665%, due 02/25/36(1)	$122,978	$122,973

Washington Mutual,
Series 2002-AR17, Class 1A,
6.063%, due 11/25/42(1)	53,559	51,889

Total commercial mortgage-backed securities (cost—$1,331,186)		1,335,463

Collateralized debt obligation—0.39%

G-Force CDO Ltd.,
Series 2006-1A, Class A3,
5.600%, due 09/27/46(3) (cost—$148,909)	150,000	134,062

Asset-backed securities—1.66%

American Home Mortgage Investment Trust,
Series 2006-3, Class 4A,
5.055%, due 11/25/35(1)	17,824	13,183

Capital One Auto Finance Trust,
Series 2005-D, Class A4,
5.068%, due 10/15/12(1)	50,000	49,287

Citibank Credit Card Issuance Trust,
Series 2002-A8, Class A8,
4.858%, due 11/07/11(1)	50,000	49,943

Series 2003-A9, Class A9,
5.029%, due 11/22/10(1)	50,000	49,970

Conseco Finance Securitizations Corp.,
Series 2000-5, Class A5,
7.700%, due 02/01/32	16,463	16,461

Daimler Chrysler Auto Trust,
Series 2007-A, Class A2B,
5.823%, due 03/08/11(1)	50,000	50,012

Fieldstone Mortgage Investment Corp.,
Series 2006-S1, Class A,
5.085%, due 01/25/37(1),(2)	21,455	13,946

First Franklin Mortgage Loan Asset Backed Certificates,
Series 2006-FFB, Class A2,
4.995%, due 12/25/26(1)	19,087	9,579

Greenpoint Home Equity Loan Trust,
Series 2004-3, Class A,
5.258%, due 03/15/35(1)	17,294	16,983

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Asset-backed securities—(concluded)

Home Equity Mortgage Trust,
Series 2006-3, Class A1,
5.594%, due 09/25/36(1),(4)	$12,451	$8,905

Series 2006-5, Class A1,
5.500%, due 01/25/37(4)	48,392	31,348

Series 2006-6, Class 2A1,
4.965%, due 03/25/37(1),(4)	17,213	7,361

Merrill Lynch First Franklin Mortgage Loan,
Series 2007-A, Class A1,
5.965%, due 10/25/27(1)	26,254	23,345

Merrill Lynch Mortgage Investors Trust,
Series 2006-SL1, Class A,
5.045%, due 09/25/36(1)	7,467	5,894

Morgan Stanley Mortgage Loan Trust,
Series 2006-14SL, Class A1,
5.025%, due 11/25/36(1)	18,189	9,760

Nomura Asset Acceptance Corp.,
Series 2006-S4, Class A1,
5.035%, due 08/25/36(1)	16,134	12,907

Pinnacle Capital Asset Trust,
Series 2006-A, Class B,
5.510%, due 09/25/09(2)	200,000	200,113

SACO I Trust,
Series 2006-5, Class 2A1,
5.015%, due 05/25/36(1)	22,806	10,391

Total asset-backed securities (cost—$645,413)		579,388

Corporate bonds—5.41%

Automobile OEM—0.84%
Ford Motor Credit Co.
5.800%, due 01/12/09	250,000	237,299

General Motors Acceptance Corp.
6.875%, due 09/15/11	65,000	55,607

		292,906

Banking-non-US—0.08%
Royal Bank of Scotland Group PLC,
Series 1
9.118%, due 03/31/10(5)	25,000	26,726

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Corporate bonds—(continued)

Banking-US—1.23%
Bank of America Corp.
5.420%, due 03/15/17	$100,000	$96,630

Citigroup, Inc.
5.625%, due 08/27/12	50,000	50,649

6.125%, due 11/21/17	70,000	71,904

HSBC Finance Corp.
6.750%, due 05/15/11	90,000	93,363

JP Morgan Chase & Co.
6.750%, due 02/01/11	75,000	78,749

Wells Fargo & Co.
6.375%, due 08/01/11	35,000	36,585

		427,880

Brokerage—0.60%
Bear Stearns Co., Inc.
5.550%, due 01/22/17	20,000	17,924

Goldman Sachs Group, Inc.
6.875%, due 01/15/11	30,000	31,818

Lehman Brothers Holdings Inc.
5.750%, due 01/03/17	35,000	33,623

Morgan Stanley
6.750%, due 04/15/11	120,000	125,777

		209,142

Cable—0.27%
Comcast Cable Communications, Inc.
6.750%, due 01/30/11	90,000	94,094

Chemicals—0.17%
ICI Wilmington, Inc.
4.375%, due 12/01/08	60,000	59,917

Consumer products-durables—0.12%
Fortune Brands, Inc.
5.375%, due 01/15/16	45,000	42,869

Consumer products-nondurables—0.14%
Avon Products, Inc.
7.150%, due 11/15/09	45,000	47,508

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Corporate bonds—(continued)

Electrical-integrated—0.19%
Dominion Resources, Inc.
5.950%, due 06/15/35	$30,000	$28,036

PSEG Power
6.950%, due 06/01/12	35,000	37,314

		65,350

Entertainment—0.09%
Time Warner, Inc.
6.875%, due 05/01/12	30,000	31,590

Finance-noncaptive consumer—0.42%
Capital One Financial
5.500%, due 06/01/15	25,000	23,059

Countrywide Financial Corp.
5.200%, due 02/27/08(1)	50,000	47,671

Residential Capital Corp.
6.125%, due 11/21/08	30,000	23,850

Residential Capital LLC
5.646%, due 06/09/08(1)	25,000	21,375

6.375%, due 06/30/10	50,000	32,000

		147,955

Finance-noncaptive diversified—0.14%
International Lease Finance Corp.
3.500%, due 04/01/09	50,000	49,145

Food processors/beverage/bottling—0.11%
SABMiller PLC
6.500%, due 07/01/16(2)	35,000	36,553

Gas pipelines—0.10%
Kinder Morgan Energy Partners
5.800%, due 03/15/35	40,000	36,209

Pharmaceuticals—0.27%
Abbott Laboratories
5.600%, due 11/30/17	50,000	51,371

Allergan, Inc.
5.750%, due 04/01/16	40,000	40,971

		92,342

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

	Face
	amount	Value

Corporate bonds—(concluded)

Real estate investment trust—0.10%
ProLogis
5.625%, due 11/15/15	$ 35,000	$33,480

Specialty retail—0.07%
CVS Caremark Corp.
5.750%, due 06/01/17	25,000	25,161

Telecom-wirelines—0.17%
Telecom Italia Capital
5.250%, due 11/15/13	60,000	59,300

Wireless telecommunication services—0.30%
Sprint Capital Corp.
6.875%, due 11/15/28	50,000	47,418

Verizon New York, Inc.,
Series A
6.875%, due 04/01/12	55,000	58,356

		105,774

Total corporate bonds (cost—$1,935,759)		1,883,901

	Number of
	shares

Investment companies(6),*—10.06%

UBS High Yield Relationship Fund	83,736	1,820,470

UBS U.S. Small Cap Equity Relationship Fund	35,984	1,684,579

Total investment companies (cost—$2,843,385)		3,505,049

	Face
	amount

Repurchase agreement—0.52%

Repurchase agreement dated 12/31/07 with State Street Bank & Trust Co., 0.850%, due 01/02/08, collateralized by $109,336 US Treasury Bonds, 7.500% to 8.875% due 11/15/16 to 08/15/19 and $39,292 US Treasury Notes, 3.375% to 4.625% due 09/15/09 to 02/15/16; (value—$185,642); proceeds: $182,009(cost—$182,000)	$ 182,000	182,000

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

	Number of
	shares	Value

Investments of cash collateral from securities loaned—0.00%

Money market funds(7)—0.00%

DWS Money Market Series Institutional, 4.866%	88	$88

UBS Private Money Market Fund LLC, 4.778%(6)	2	2

Total money market funds and investments of cash collateral
from securities loaned (cost—$90)		90

Total investments (cost—$32,127,190)—98.57%		34,345,179

Other assets in excess of liabilities—1.43%		497,680

Net assets—100.00%		$34,842,859

*	Non-income producing security.
(1)	Floating rate security. The interest rate shown is the current rate as of December 31, 2007.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.70% of net assets as of December 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	The security detailed in the table below, which represents 0.39% of net assets, is considered illiquid and restricted as of December 31, 2007:

			Acquisition		Value at
Illiquid and			cost as a		12/31/07 as
restricted	Acquisition	Acquisition	percentage	Value at	a percentage
security	date	cost	of net assets	12/31/07	of net assets

G-Force CDO Ltd., Series 2006-1A, Class A3, 5.600%, due 09/27/46	08/03/06	$147,859	0.42%	$134,062	0.39%

(4)	Step-up bond that converts to the noted fixed rate at a designated future date.
(5)	Perpetual bond security. The maturity date reflects the next call date.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

(6)	The table below details the Portfolio’s transaction activity in affiliated issuers for the year ended December 31, 2007.
Net
income
					Net		earned
				Net	unrealized		from
		Purchases	Sales	realized	gain/(loss)		affiliate
		during	during	gains for	for the		for the
		the year	the year	the year	year		year
Security	Value at	ended	ended	ended	ended	Value at	ended
description	12/31/06	12/31/07	12/31/07	12/31/07	12/31/07	12/31/07	12/31/07

UBS High Yield Relationship Fund	$966,361	$1,000,000	$200,000	$43,872	$10,237	$1,820,470	—

UBS Private Money Market Fund LLC	1,608,147	2,861,147	4,469,292	—	—	2	$162

UBS U.S. Small Cap Equity Relationship Fund	2,144,129	—	500,000	171,464	(131,014)	1,684,579	—

(7)	Rates shown reflect yield at December 31, 2007.
ARM	Adjustable Rate Mortgage. The interest rate shown is the current rate as of December 31, 2007.
CDO	Collateralized Debt Obligation
FNMA	Federal National Mortgage Association
GS	Goldman Sachs
LP	Limited Partnership
MLCC	Merrill Lynch Credit Corporation
OEM	Original Equipment Manufacturer
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs would TIPS be expected to offer a higher real yield than a conventional Treasury bond of the same maturity.
WAMU	Washington Mutual

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2007

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States	97.8%

Panama	1.0

Cayman Islands	0.4

Liberia	0.4

Italy	0.2

United Kingdom	0.2

Total	100.0%

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Statement of assets and liabilities—December 31, 2007

Assets:
Investments in unaffiliated securities, at value
(cost—$29,283,803)	$30,840,128

Investments in affiliated securities, at value
(cost—$2,843,387)	3,505,051

Total investments in securities, at value (cost—$32,127,190)		34,345,179

Cash		927

Receivable for investments sold		814,232

Receivable for shares of beneficial interest sold		1,458

Receivable for dividends and interest		106,992

Other assets		3

Total assets		35,268,791

Liabilities:
Payable for investments purchased		295,951

Payable to affiliates		30,755

Payable for shares of beneficial interest repurchased		18,746

Payable for cash collateral from securities loaned		90

Accrued expenses and other liabilities		80,390

Total liabilities		425,932

Net assets:
Beneficial interest—$0.001 par value per share (unlimited amount authorized)		56,068,496

Accumulated undistributed net investment income		264,314

Accumulated net realized loss from investment activities		(23,707,940)

Net unrealized appreciation of investments		2,217,989

Net assets		$34,842,859

Class H
Net assets		$11,435,398

Shares outstanding		746,203

Net asset value, offering price and redemption value per share		$15.32

Class I
Net assets		$23,407,461

Shares outstanding		1,529,397

Net asset value, offering price and redemption value per share		$15.31

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Statement of operations

For the
year ended
December 31, 2007

Investment income:
Interest	$646,613

Dividends	462,916

Securities lending income (includes $162 earned from an affiliated entity)	465

1,109,994

Expenses:
Investment advisory and administration fees	204,253

Professional fees	103,577

Distribution fees—Class I	68,385

Reports and notices to shareholders	39,165

Custody and accounting fees	16,340

Trustees’ fees	15,083

Transfer agency fees—Class H	1,500

Transfer agency fees—Class I	1,500

Other expenses	14,786

464,589

Net investment income	645,405

Realized and unrealized gains/(losses) from investment activities:
Net realized gains from investments (includes $215,336 of net realized gains from affiliated entities)	3,698,928

Net change in unrealized appreciation/depreciation of investments	(3,253,006)

Net realized and unrealized gain from investment activities	445,922

Net increase in net assets resulting from operations	$1,091,327

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Statement of changes in net assets

	For the years ended December 31,

	2007	2006

From operations:
Net investment income	$645,405	$830,917

Net realized gains from investments	3,698,928	3,063,639

Net change in unrealized appreciation/depreciation of investments	(3,253,006)	1,208,077

Net increase in net assets resulting from operations	1,091,327	5,102,633

Dividends to shareholders from:
Net investment income—Class H	(340,506)	(437,847)

Net investment income—Class I	(613,044)	(832,466)

	(953,550)	(1,270,313)

From beneficial interest transactions:
Net proceeds from the sale of shares	350,477	925,691

Cost of shares repurchased	(13,210,240)	(12,285,040)

Proceeds from dividends reinvested	953,550	1,270,313

Net decrease in net assets from beneficial transactions	(11,906,213)	(10,089,036)

Net decrease in net assets	(11,768,436)	(6,256,716)

Net assets:
Beginning of year	46,611,295	52,868,011

End of year	$34,842,859	$46,611,295

Accumulated undistributed net investment income	$264,314	$566,790

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class H

	For the years ended December 31,

	2007	2006	2005	2004	2003

Net asset value,
beginning of year	$15.36	$14.19	$13.50	$12.31	$9.77

Net investment income(1)	0.27	0.27	0.22	0.17	0.11

Net realized and unrealized gains from investment activities	0.07	1.30	0.68	1.14	2.55

Net increase from operations	0.34	1.57	0.90	1.31	2.66

Dividends from net investment income	(0.38)	(0.40)	(0.21)	(0.12)	(0.12)

Net asset value, end of year	$15.32	$15.36	$14.19	$13.50	$12.31

Total investment return(2)	2.19%	11.29%	6.79%	10.68%	27.62%

Ratios/supplemental data:
Net assets, end of year (000’s)	$11,435	$14,803	$16,656	$19,088	$20,949

Expenses to average net assets	0.97%	0.84%	0.83%	0.80%	0.77%

Net investment income to average net assets	1.74%	1.86%	1.60%	1.39%	1.03%

Portfolio turnover	78%	72%	77%	136%	5%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if they were included.

See accompanying notes to financial statements

Class I

For the years ended December 31,

2007	2006	2005	2004	2003

$15.34	$14.16	$13.46	$12.28	$9.73

0.23	0.23	0.18	0.14	0.08

0.07	1.30	0.69	1.13	2.56

0.30	1.53	0.87	1.27	2.64

(0.33)	(0.35)	(0.17)	(0.09)	(0.09)

$15.31	$15.34	$14.16	$13.46	$12.28

1.90%	10.99%	6.60%	10.38%	27.37%

$23,407	$31,809	$36,212	$56,632	$59,124

1.22%	1.09%	1.07%	1.05%	1.02%

1.50%	1.61%	1.35%	1.15%	0.78%

78%	72%	77%	136%	5%

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

Organization and significant accounting policies
UBS Series Trust—U.S. Allocation Portfolio (the “Portfolio”) is a diversified portfolio of UBS Series Trust (the “Trust”). The Trust is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust operates as a series company currently offering one portfolio. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life contracts.

Currently the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for the Class I distribution charge. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Portfolio calculates net asset values based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; the value of actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities would be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Investment advisor and administrator
The board has approved an investment advisory and administration contract (“Advisory Contract”) under which UBS Global AM serves as investment advisor and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio’s average daily net assets. At December 31, 2007, the Portfolio owed UBS Global AM $15,230 for investment advisory and administration fees.

For the year ended December 31, 2007, the Portfolio paid $289 in brokerage commissions to UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG for transactions executed on behalf of the Portfolio.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended December 31, 2007, the Portfolio paid brokerage commissions to Morgan Stanley in the amount of $1,233. During the year ended December 31, 2007, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $6,196,389. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Restricted securities
The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the “Portfolio of investments.”

Distribution plan
Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio’s Class I shares. Under the plan of distribution, the Portfolio pays to UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) for remittance to each participating insurance company or, at UBS Global AM—US’s direction, pays directly to a participating insurance company, a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of the Class I shares held by the separate accounts of that participating insurance company. At December 31, 2007, the Portfolio owed UBS Global AM—US $15,525 for distribution fees.

Securities lending
The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

have been approved as borrowers under the Portfolio’s securities lending program. UBS Securities LLC is the Portfolio’s lending agent. For the year ended December 31, 2007, UBS Securities LLC earned $182 in compensation as the Portfolio’s lending agent. The Fund did not have any securities on loan at December 31, 2007 and did not owe UBS Securities LLC any compensation as lending agent.

Bank line of credit
The Portfolio participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to the Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. The Portfolio did not borrow under the Committed Credit Facility during the year ended December 31, 2007.

Purchases and sales of securities
For the year ended December 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were $17,055,737 and $26,799,170, respectively. For the year ended December 31, 2007, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were $14,377,181 and $16,554,651, respectively.

Federal tax status
The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

Distributions paid from:	2007	2006

Ordinary income	$953,550	$1,270,313

At December 31, 2007, the components of total accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$779,997

Accumulated realized capital and other losses	(22,673,479)

Net unrealized appreciation of investments	667,845

Total accumulated deficit	$(21,225,637)

At December 31, 2007, the Portfolio had a net capital loss carryforward of $22,673,479. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $4,997,404 will expire December 31, 2010, $7,434,714 will expire December 31, 2011 and $10,241,361 will expire December 31, 2012. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In addition, thePortfolio utilized $3,675,493 of capital loss carryforwards to offset current year net realized gains.

For federal income tax purposes the tax cost of investments and the components of net unrealized appreciation of investments at December 31, 2007 were as follows:

Tax cost of investments	$33,677,334

Gross appreciation (investments having an excess of value over cost)	2,394,430

Gross depreciation (investments having an excess of cost over value)	(1,726,585)

Net unrealized appreciation of investments	$667,845

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and investments in partnerships.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2007, accumulated undistributed net investment income was increased by $5,669, accumulated net realized loss from investment activities was increased by $5,779 and beneficial

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

interest was increased by $110. These differences are primarily due to tax treatment of paydown gains.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Portfolio.

As of and during the period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Portfolio did not incur any interest or penalties.

Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Portfolio for the year ended December 31, 2007.

Shares of beneficial interest
There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class H		Class I

For the year ended
December 31, 2007:	Shares	Amount	Shares	Amount

Shares sold	9,760	$153,731	12,436	$196,746

Shares repurchased	(249,302)	(3,891,207)	(596,764)	(9,319,033)

Dividends reinvested	22,299	340,506	40,147	613,044

Net decrease	(217,243)	$(3,396,970)	(544,181)	$(8,509,243)

For the year ended
December 31, 2006:

Shares sold	27,970	$397,436	37,313	$528,255

Shares repurchased	(268,751)	(3,877,161)	(580,116)	(8,407,879)

Dividends reinvested	30,705	437,847	58,378	832,466

Net decrease	(210,076)	$(3,041,878)	(484,425)	$(7,047,158)

41

UBS Series Trust—U.S. Allocation Portfolio

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS Series Trust—U.S. Allocation Portfolio

We have audited the accompanying statement of assets and liabilities of the UBS Series Trust—U.S. Allocation Portfolio (the sole Portfolio comprising UBS Series Trust) (the “Portfolio”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Series Trust—U.S. Allocation Portfolio at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
February 22, 2008

42

UBS Series Trust—U.S. Allocation Portfolio

General information (unaudited)

Tax information
We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Portfolio’s fiscal year end (December 31, 2007) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders is 54%.

Quarterly Form N-Q portfolio schedule
The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Portfolio’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio’s Web site www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

43

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of UBS Series Trust (the “Trust”)on July 18, 2007, the members of the board, including the trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Contract with respect to U.S. Allocation Portfolio (the “Portfolio”). In preparing for the meeting, the board members had requested and received information from UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory, administrative and distribution arrangements for the Portfolio. In addition, one of the Independent Trustees and legal counsel to the Independent Trustees met several times with management and representatives of Pricewaterhouse Coopers LLP (“PwC”) to discuss management’s proposed profitability methodology and made suggestions for changes to the methodology. As a result of management’s focus on the profitability methodology and this series of meetings, the Independent Trustees received extensive information on UBS Global AM’s profitability, a report from management on the methodology used and a report from PwC on industry practices with respect to profitability methodology. The board received materials detailing the administrative services provided to the Portfolio by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements are met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Portfolio’s service providers.

The Independent Trustees also met for several hours the evening before the board meeting to discuss matters related to the Portfolio and other funds subject to their oversight and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions, the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

44

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

In its consideration of the approval of the Investment Advisory and Administration Contract, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Portfolio by UBS Global AM, under the Investment Advisory and Administration Contract during the past year. The board also received a description of the administrative and other services rendered to the Portfolio and its shareholders by UBS Global AM. The board considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates. The board also considered the resources devoted to, and the record of compliance with, the Portfolio’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio’s affairs and UBS Global AM’s role in coordinating providers of other services to the Portfolio, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel at UBS Global AM and had received information regarding the person primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a detailed report on the Portfolio’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services

45

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $700 billion of assets under management worldwide as of June 2007.

The board reviewed how transactions in Portfolio assets are effected. The board also reviewed the Portfolio’s brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual advisory and administration fee (the “Contractual Management Fee”) payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangement implemented for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Portfolio’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

The board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Portfolio. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Portfolio, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such

46

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

In addition to the Contractual and Actual Management Fees, the board also reviewed and considered the total expenses of the Portfolio. The comparative Lipper information showed that the Portfolio’s Contractual Management Fee and Actual Management Fee were in the first quintile and its total expenses were in the fifth quintile for its Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). The board noted management’s explanation that the Portfolio’s relatively higher total expenses were due to higher non-management expenses attributed to the very small size of the Portfolio relative to its Expense Group median.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Advisory and Administration Contract.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-year and since inception periods ended April 30, 2007 and (b) annualized performance information for each year since the inception of the Portfolio through April 30, 2007. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio’s performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Portfolio’s performance was in the first quintile for the one-year period, the second quintile for the three-year period and the fifth quintile for the five-year period and since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). In reviewing the Portfolio’s improved

47

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

performance, the board recognized that UBS Global AM changed the Portfolio’s strategy over three years ago, moving to an active management model and strategically allocating and rebalancing Portfolio assets between stocks and bonds, from the quantitative Tactical Allocation model. Based on its review, the board concluded that the Portfolio’s investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the entire UBS New York fund complex. In addition, the board received information with respect to UBS Global AM’s allocation methodologies used in preparing this profitability data, as noted above. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential realization of further economies of scale. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to shareholders. The board noted that the Portfolio had a relatively low level of assets under management and that the Management Fee did not contain breakpoints. The board also noted that, although the Portfolio’s assets have decreased over the last few years, to the extent the Portfolio’s assets increase in coming years, the Portfolio could realize certain economies of scale as certain expenses, such as fees for Trustees, auditors and legal fees, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM’s profitability data and the Contractual Management Fee and Actual Management Fee currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Portfolio was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders.

48

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration contract (unaudited)

In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Trustees were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

49

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Board of Trustees & Officers
The Trust is governed by a Board of Trustees which oversees the Portfolio’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee and officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Portfolio’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Meyer Feldberg;†† 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1990	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007) Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

50

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper).

51

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Independent Trustees
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 1996 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 67 207 Benedict Ave., Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 61 1275 Pennsylvania Ave., N.W. Washington, D.C. 20004	Trustee	Since1996	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a consulting firm) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

52

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

53

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Independent Trustees (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institute (executive committee) (1995–2000 and 2001–2007).

54

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

55

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is a director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (“UBS Global AM— Americas”) (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President); Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director (since 2001)) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

56

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM— Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM— Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global AM—Americas from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

57

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

58

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM— Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM— Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

59

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Nancy D. Osborn*; 41	Vice President and Assistant Treasurer	Since 2006	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM— Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

60

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

61

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is President of 21 investment companies (consisting of 106 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

62

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Keith A.Weller*; 46	Vice President and Assistant Secretary	Since 1996	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney witha affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Trust are appointed by the trustees and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions.

63

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64

Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter (Class I shares)
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2008 UBS Global Asset Management (Americas) Inc.
   All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $43,500 and $43,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,700 and $3,773, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements and (2) review of the consolidated 2006 and 2005 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $14,850 and $14,850, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2007 and December 31, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through May 2007)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

....

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas)Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by E&Y of $1,622,489 and $2,047,265, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$18,550	$18,623
Non-Covered Services	1,603,939	2,028,642

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0000950117-04-000934)(SEC File No. 811-04919).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Series Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 7, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 7, 2008